Exhibit 99.1

Ingevity Corporation 4920 O’Hear Avenue Suite 400 North Charleston, S.C. 29405 USA www.ingevity.com

News	Contact: Caroline Monahan 843-740-2068 caroline.monahan@ingevity.com Investors: John E. Nypaver, Jr. 843-740-2002 investors@ingevity.com

Ingevity announces results of portfolio review, including plans to explore strategic alternatives for Advanced Polymer Technologies segment and Road Markings business

Potential divestitures would further enhance portfolio to focus on core businesses which carry best-in-class margins and cash flow generation

NORTH CHARLESTON, SC, Dec. 8, 2025 – Ingevity Corporation (NYSE: NGVT) today announced it has completed the company’s previously disclosed portfolio review process and is in the early stages of exploring strategic alternatives for its Advanced Polymer Technologies (APT) segment and Performance Chemicals Road Markings business, including a potential sale of one or both.

“Ingevity’s leadership team and Board remain focused on unlocking long-term value for shareholders,” said Dave Li, president and CEO of Ingevity. “Having conducted a thorough review of the Ingevity portfolio, we have determined that our APT segment and Road Markings business are not fully aligned with Ingevity’s core competencies nor its future strategic direction, which focuses on consistency, best-in-class margins and superior cash flow generation. As a result, we are exploring strategic alternatives for both businesses that will maximize value for our shareholders and position both APT and Road Markings for long-term success.”

Li continued, “These proactive actions reflect our commitment to building a more agile, future-ready enterprise that is a clear leader in our priority markets and is optimized for superior performance to deliver sustained shareholder returns.”

Ingevity emphasized that it will continue to provide exceptional service and support to customers of both APT and Road Markings throughout the respective review processes. The company cannot ensure that its strategic review will result in one or more transactions and does not intend to disclose further developments unless and until it is determined that further disclosure is appropriate.

Ingevity conference call and webcast

Ingevity is hosting a Strategic Portfolio Update webcast for investors on Monday, December 8, at 9:00 a.m. (Eastern) to provide further commentary on the future strategic direction of the company. Registration for the virtual event can be found here. Visit the Investors section of Ingevity’s website to view the presentation materials. A replay will be accessible following the webcast for those unable to attend live.

Ingevity: Purify, Protect and Enhance

Ingevity provides products and technologies that purify, protect and enhance the world around us. Through a team of talented and experienced people, we develop, manufacture and bring to market solutions that help customers solve complex problems and make the world more sustainable. We operate in three reporting segments: Performance Materials, which includes activated carbon; Advanced Polymer Technologies, which includes caprolactone polymers; and Performance Chemicals, which includes specialty chemicals and pavement technologies. Our products are used in a variety of demanding applications, including adhesives, agrochemicals, asphalt paving, certified biodegradable bioplastics, coatings, elastomers, pavement markings and automotive components. Headquartered in North Charleston, South Carolina, Ingevity operates from 24 locations around the world and employs approximately 1,500 people. The company’s common stock is traded on the New York Stock Exchange (NYSE:NGVT). For more information, visit ingevity.com.

Forward-looking statements: This press release contains “forward looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward looking statements may include, without limitation, anticipated timing, results, charges and costs of: (i) any current or future repositioning of our Performance Chemicals segment, including the sale of the Industrial Specialties product line and North Charleston, South Carolina crude tall oil refinery (the “divestiture”), the oleo-based product refining transition, closure of our plants in Crossett, Arkansas and DeRidder, Louisiana or (ii) the announced review of strategic alternatives for the Advanced Polymers Technologies segment and Road Markings product line (collectively, the “strategic realignment”); the timing and closing of the divestiture; leadership transitions within our organization; the potential benefits of any divestiture, acquisition or investment transaction, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost reduction initiatives, plans and objectives; litigation-related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward looking statements, or that could cause other forward looking statements to prove incorrect, include, without limitation, charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the current or future repositioning of our Performance Chemicals segment, including the divestiture, the oleo-based product refining transition, closure of our plants in Crossett, Arkansas and DeRidder, Louisiana or the strategic realignment; risks related to the satisfaction of the conditions to closing the divestiture in the anticipated time frame or at all; risks that the expected benefits from the divestiture will not be realized or will not be realized in the expected time period; leadership transitions within our organization; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation, global trade tensions, and the Russia Ukraine war and conflict in the middle east; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; planned and unplanned production slowdowns and shutdowns, turnarounds and outages, attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes; and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10 K as well as in our other filings with the SEC. These forward-looking statements speak only to management’s beliefs as of the date of this press release. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward-looking statements contained in this press release.

Contact:

Caroline Monahan

843-740-2068

media@ingevity.com

Investors:

John E. Nypaver, Jr.

843-740-2002

investors@ingevity.com